                                                                   Exhibit 10.22
                                                                   -------------

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                  ETAK, INC.
                          INTERNET PROVIDER AGREEMENT

                            AGREEMENT NO. IP-96-007

ARTICLE 1: PARTIES, BACKGROUND AND DEFINITIONS

     1.1  Parties to Agreement. This Internet Provider Agreement (the
          --------------------
"Agreement") is entered into by and between Etak, Inc., a California corporation ("Etak") and Lucent Technologies Inc., a Delaware corporation ("Lucent").

     1.2  Background.  Etak develops and distributes digital geographic data,
          ----------
geographic access software, navigation products, geocoding services, and related materials. Lucent wishes to obtain from Etak the Licensed Products listed on Exhibit A so that Lucent can create Derivative Products that are used to provide Geographic Services to End Users via the Internet as further set forth in
Article 2.  Defined terms used in this Agreement are set forth in Section 11.1.

ARTICLE 2: APPOINTMENT OF LUCENT AND GRANT OF LICENSE

     2.1  Appointment. Etak hereby appoints Lucent, on a non-exclusive basis,
          -----------
and Lucent accepts such appointment, as an authorized Etak Internet Provider.

     2.2  Grant of Development License.  Etak hereby grants to Lucent a non-
          ----------------------------
exclusive, non-transferable, license to use each Licensed Product in object-code form for the limited purpose of in-house development by Lucent of (i) Derivative Products and (ii) Geographic Services on the Internet using those Derivative Products.

     2.3  Grant of Right to Provide Geographic Services on the Internet. Etak
          -------------------------------------------------------------
hereby grants to Lucent the non-exclusive, non-transferable right to use the Derivative Products to provide Geographic Services on the Internet to End Users, provided that (i) Lucent has paid to Etak all fees due in accordance with Exhibit A; and (ii) Lucent continues to comply with all provisions of this Agreement.

     2.4  Permitted Geographic Services.  Lucent is permitted to provide the
          -----------------------------
following Geographic Service to End Users via the Internet, subject to the following restrictions:

          (a)  Three Classes of Geographic Services.
               ------------------------------------

               (1)  "Maps On Us" WWW Site. Lucent is authorized to operate the
                    ---------------------
"Maps on Us" World Wide Web site to provide Map Images (as defined below in section 2.4(b)) and Route Guidance (as defined below) to End Users. "Route Guidance" means providing text-based or bit-map graphical directions regarding how to travel from Point A to Point B in response to an End User inquiry for such information, but does not include requests or instructions for more than [**] endpoints [**] per request or more than [**] intermediate points per request. The Maps On Us World Wide Web site shall be marketed and provided (i) directly on behalf of Lucent and not on behalf of or by any third party, and
(ii) only under trade names and trademarks owned and controlled directly by Lucent (except that Lucent shall include Etak's copyright notice and license agreement link in accordance with section 2.4(b)(4)).

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

               (2)  "Maps On Us" Internet Service. Lucent is authorized to
                    -----------------------------
     operate the "Maps on Us" Internet Service by which Lucent will provide a linked Internet service to a third party (the "Lucent Customer") with its own World Wide Web site so that End Users of the Lucent Customer's World Wide Web site can obtain Map Images and Route Guidance pertinent to the information contained on the Lucent Customer's World Wide Web site. Unlike the Maps On Us WWW Site, the Maps On Us Internet Service may be marketed and provided so that Lucent is invisible to the End User and is offered under the trade names and trademarks of the Lucent Customer, provided, however, that all other restrictions and conditions set forth in this Agreement are met.

               (3)  "Maps On Us" Intranet Service. Lucent is authorized to
                    -----------------------------
     operate the "Maps on Us" Intranet Service with the same scope of services as permitted above with respect to the Maps On Us World Wide Web Site, with the following distinction: the only End Users who shall be permitted to obtain access to the Maps on Us Intranet Service are those who have been granted a password by Lucent to access the Intranet Service, and Lucent shall retrieve and retain an audit trail showing each hit when a particular End User is using the Service, the particular End User using the Service, and what type and level of Service that End User is accessing as defined in section B3 of Exhibit A.

          (b)  Restrictions Applicable to all Classes of Geographic Services.
               -------------------------------------------------------------
               (1) The Geographic Services shall be provided via telecommunications connection to the Internet, by means of a World Wide Web site owned and controlled by Lucent, the site server for which is located at a geographic location controlled by Lucent.

               (2) Products shall not be disclosed, disseminated or distributed in digital form to any third party, including without limitation any End User or Lucent Customer. Products in digital form shall be used only on Lucent's own in-house server and not anywhere else or by anyone else.

               (3) The Geographic Services shall consist of bit-mapped (raster) graphics images derived from the Products ("Map Images") and standard English text derived from the Products. In order to minimize data transfer time, Lucent is permitted to utilize Java Applets or Plug-in Mechanisms to provide the Geographic Services to the End User and Lucent Customer in digital, vector-based form. However, such digital form shall be invisible to and unusable by the End User and Lucent Customer. The End User and Lucent Customer shall be able to access, utilize and store the Map Images in bit-mapped (raster) graphic form, and in no other form. Lucent shall not authorize or enable the End User or Lucent Customer to download or access the Map Images or the Products in any form except as expressly authorized in this paragraph. Except as expressly permitted above in this section 2.4, Lucent shall not distribute, disclose, or market the Map Images or Products in any vector-based or digital form. Lucent may allow the Map Images to be rotated or zoomed by the End User's entering a manual keystroke for each such movement or rotation. A single Map Image shall not contain more than [**] "Features" derived from Etak's original digital Licensed Product. A "Feature" is defined as a one-cell as denoted in Etak's database. The Map Images may include icons added by Lucent representing the location of points, lines and areas of interest. End Users may be permitted to download more than one selected Image Map at a time, provided that all Map Images together do

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

     not contain more than [**] Features; however, if the screen consists of an Etak U.S. small scale Map Image or a portion thereof, plus an inset large-scale map or maps showing details of an area or areas of interest from within the bounds of the small scale Map Image, then only the Features contained in the inset large-scale Map Image(s) shall be counted towards the limit of [**] total Features. In no event shall End Users be authorized, enabled or permitted to download, access, utilize or store the Products or Map Images in any form except as expressly authorized above in this section 2.4.

               (4) Lucent shall include an initial screen that must necessarily and unavoidably be viewed by each user that contains the following notice in conspicuous type: "Copyright Etak, Inc. 1984-1996. All Rights Reserved. By using this site, you agree to the attached LICENSE AGREEMENT." The term
                                                   -----------------
     LICENSE AGREEMENT shall, when clicked on, hot link to a page containing the
     -----------------
     full, unaltered text of the End User Internet License Agreement attached hereto as Exhibit B. In the same location Lucent shall also include a conspicuous disclaimer stating "Routes and road conditions may change and may not be accurately reflected in all cases. Please pay attention at all times to road conditions, routes, and street signs and other posted directional information."

               Each Map Image displayed shall conspicuously include the following notice: "Copyright Etak, Inc. 1984-1996. All Rights Reserved. Use Subject to LICENSE." The term LICENSE shall, when clicked on, hot link to a
                -------            -------
     page containing the full, unaltered text of the End User Internet License Agreement attached hereto as Exhibit B. If it is not technically possible to include the "LICENSE" hot link within the Map Image itself, then the Map Image may include the notice as ordinary text, provided that the hot link is placed immediately adjacent to the Map Image.

               Lucent shall submit Lucent's web page designs to Etak for Etak's review and approval as being compliant with this section 2.4 before Lucent utilizes any such designs. Lucent may submit a web page template to Etak that Etak approves and a new web page design need not be submitted to Etak if the notices as required by this section are included in the same manner as Etak previously approved in the template. Etak agrees to review and respond to Lucent's submission of a web page design within ten (10) working days of the date of receipt by Etak.

             2.5 Ownership. This Agreement does not constitute a transfer of any
                 ---------
     title or interest in the Licensed Products, and Etak reserves all rights in the Licensed Products not expressly granted to Lucent by this Agreement. Any portion of the Licensed Products that is modified or merged into other computer programs or data by Lucent, or is combined with other programs or data to form Derivative Products, shall continue to be subject to the provisions of this Agreement, and Etak retains ownership of all such Licensed Products and all such portions. However, Lucent shall be owner of any item which Lucent can show through contemporaneous, tangible evidence to be a Lucent Product. Nothing in this Agreement shall be construed as, or deemed to be, an express or implied license for Lucent to obtain or utilize any of Etak's patents, copyrights, trade secrets, or other intellectual property, except for the limited license with respect to Etak's copyrights and trade secrets for Etak's software and data expressly granted under the terms and conditions set forth in this Article 2.

              2.6 Authorized Purpose. Lucent shall not use the Products for any
                  ------------------
     purpose except as
expressly authorized by this Article 2. By way of example and not by way of limitation, Lucent is expressly prohibited from enabling the Product with any of the following functions, or from creating a capability that allows third parties to enable any of the following functions:

     PROHIBITED FUNCTIONS:
     --------------------

     . Batch Geocoding (that is, determining geographic location such as latitude and longitude from address or intersection information through any means other than manual entry by the user of each request for geographic information); provided, however, that Lucent shall be permitted to utilize batch geocoding for Lucent's internal use only, and shall not provide Batch Geocoding services to any third party or enable the Product with Batch Geocoding.

     . Communications to other devices for purposes of in-vehicle navigation or automated vehicle tracking, including without limitation:

     . Interfacing to any user or vehicle motion or location sensors, including but not limited to CPS, gyroscopes, and wheel sensors;

     . Rotating or moving map display (other than that produced by the user manually entering a keystroke for each given movement or rotation).

     . Distribution by any means other than electronic telecommunications through the Internet as expressly authorized above. 2.7

     2.7  Object Code and Data Only. This license from Etak is for data and
          -------------------------
software in object code only. Etak does not grant any rights whatsoever to, and Lucent shall not obtain access to or any use of, Etak source code or files. However, if the parties agree, Etak will provide source code to Lucent for certain software, subject to the terms and conditions of a mutually acceptable separate agreement. In order to preserve Etak's trade secret, proprietary information that is contained in the Products, Lucent shall not derive or attempt to derive the source code, files or structure of all or any portion of the Licensed Products by reverse engineering, disassembly, decompilation or any other means.

     2.8  Copyrights.  The Licensed Products are copyrighted by Etak, and
          ----------
unauthorized copying of the Licensed Products, or any portion thereof, is expressly prohibited. Lucent shall ensure that each copy of a Product and any portion thereof shall bear the same trademarks, logos, copyright notices and proprietary legends as the Licensed Products which Lucent received from Etak, and Lucent shall not remove such notice or alter or augment it (except for adding Lucent's own copyright notice for Lucent Products). Specifically, Lucent shall conspicuously display Etak's copyright notice as described above in section 2.4.

     2.9  Duplication of Products. Lucent shall not duplicate, manufacture, copy
          -----------------------
or reproduce any Products, or any portion thereof, except as necessary for (i) internal use as expressly permitted in this Article 2; (ii) distribution in Map Image form only to End Users via the Internet subject to the restrictions set forth in Section 2.4; (iii) a limited number of copies at Lucent's own site for back-up and archival purposes. Under no circumstances shall Lucent permit any third parties to duplicate, manufacture, copy or reproduce any Products, or any portion thereof.

     2.10 Electronic Shipping.  If Etak delivers any Licensed Products to
          -------------------
Lucent via modem or other electronic means, all terms and conditions of this Agreement shall apply to those Licensed Products in the same manner as if they were delivered via traditional physical media.

ARTICLE 3: ORDERS AND PAYMENT TERMS

     3.1  License Fees, Royalties.  Lucent shall pay to Etak (i) fees, and (ii)
          -----------------------
royalties; in accordance with the Schedule of Fees and Royalties set forth in Exhibit A with respect to each of the three authorized classes of Geographic Services set forth in Section 2.4 of this Agreement.

     3.2  Shipment of Licensed Products.  Etak shall ship to Lucent any Licensed
          -----------------------------
Products ordered by Lucent under this Agreement within a commercially reasonable time after receipt of Lucent's order therefor.

     3.3  Order Procedure. All orders by Lucent shall be controlled by the terms
          ---------------
and conditions of this Agreement. Any proposed variation from or addition to these terms and conditions appearing on any purchase order or other document submitted by Lucent shall be null and void, unless specifically accepted in a writing signed by an authorized officer of Etak. Purchase orders are not valid until accepted in writing by Etak. Shipments will be scheduled by Etak only upon receipt of a duly executed purchase order from Lucent and upon acceptance of the purchase order by Etak.

     3.4  Shipment Terms. All Licensed Products licensed under this Agreement
          --------------
shall be shipped F.O.B. from a facility of Etak. Lucent is responsible for all shipping, insurance and related charges, and all risk of damage or loss to the Licensed Products shall pass to Lucent at Etak's facility upon tender by Etak to the carrier.

     3.5  Payment Terms. Net payment for fees and royalties due Etak from Lucent
          -------------
shall be due and payable in accordance with Exhibit A. Etak may refuse to ship, or may delay the shipment of, any Licensed Products on order if Lucent becomes delinquent in the payment of any of its obligations to Etak. All outstanding amounts which are not paid when due shall bear interest at the lesser of: (i) the maximum allowable statutory rate at the time, or (ii) 16% per annum. All prices are net of any local, state or federal taxes, fees, assessments or other levies, which shall be the sole obligation of Lucent. Lucent shall pay to Etak all applicable local, state and federal taxes and levies unless Lucent has presented to Etak a valid and appropriate certificate of exemption from those taxes and levies.

ARTICLE 4: PROTECTION OF ETAK'S INTELLECTUAL PROPERTY

     4.1  Confidentiality of the Licensed Products. Lucent shall be the owner of
          ----------------------------------------
the storage media on which Etak delivers the Licensed Products. However, the Licensed Products themselves, including all aspects thereof used or incorporated in Derivative Products, together with all materials and knowledge related thereto (the "Confidential Items"), are obtained by Lucent, and its employees, agents and representatives, in confidence and except as expressly permitted by this Agreement, shall not be used, duplicated or disclosed by any of them in any form for the use or benefit of any person or entity, nor reproduced, transcribed, imitated or simulated in whole or in part, except for distribution in Map Image form or text for Route Guidance to End Users via the Internet subject to the restrictions set forth in Article 2. Lucent may disclose relevant aspects of the Confidential Items to its employees, agents or representatives with a need to know who have been advised that the Confidential Items are proprietary and confidential, and who have previously or contemporaneously signed a nondisclosure agreement with Lucent that is consistent with the standard Lucent Employee Intellectual Property Agreement attached hereto as Exhibit C. Lucent shall protect and preserve the confidentiality of the Licensed Products in accordance with Lucent's standard policies applicable to Lucent's own confidential information of an equivalent level of security, but in no event with less than reasonable care.

     4.2  Duty to Assist. Lucent shall notify Etak promptly if Lucent has
          --------------
knowledge of any misappropriation of the Products or use of the Products by anyone in any manner not expressly authorized by this Agreement, and shall cooperate with any efforts by Etak to prevent any misappropriation or misuse of the Products. The foregoing sentence does not obligate Lucent to conduct an investigation of suspected misappropriation. In the event of any violation or suspected violation of any provisions of this Article 4, Lucent shall promptly notify Etak and shall, at Etak's expense, assist Etak in Etak's enforcement of
Article 4 against any current or former employee, agent or representative of Lucent or any End User.

ARTICLE 5: WARRANTIES AND DISCLAIMER THEREOF

     5.1  Limited Warranty By Etak.
          ------------------------

          (a) Etak warrants to Lucent that the Software Licensed Products will, for ninety (90) days from the date of initial delivery, and that the Data Licensed Products will, for one (1) year from the date of initial delivery, substantially conform to the contemporaneous specifications contained in Etak's Documentation, when used in an Etak-approved operating environment; and that the media (if any) on which Etak delivers the Licensed Products to Lucent will be free of manufacturing defects on the date of initial delivery.

          (b) Lucent acknowledges that the Licensed Products are complex and may contain some nonconformities, defects or errors. Etak does not warrant that the Licensed Products will meet Lucent's needs or expectations, that operations of the Licensed Products will be error free or uninterrupted, or that all the nonconformities can or will be corrected. Lucent must notify Etak in writing within the applicable warranty period set forth above of any claim that the Licensed Products do not meet this Limited Warranty. Etak's SOLE OBLIGATION and Lucent's SOLE REMEDY under this Limited Warranty is for Etak to use reasonable efforts to repair or replace the Licensed Products or to provide an avoidance procedure at Etak's expense within a commercially reasonable time so that the Licensed Products substantially conform to the specifications contained in the Documentation, or at Etak's option, to refund the royalties previously paid by Lucent for the units of Licensed Products involved. If Lucent is unable to describe the claimed nonconformity with sufficient specificity to enable Etak to confirm it, then no nonconformity shall be deemed to exist.

          (c) If the media delivered to Lucent by Etak containing the Licensed Products possess manufacturing defects, upon notice from Lucent, Etak will provide Lucent with a replacement copy of the Licensed Products, and Lucent shall return to Etak the defective copy.

Etak's policy is to use virus-checking software on the Licensed Products before they are shipped; however, because virus-checking software is not one hundred percent reliable, Etak cannot and does not warrant that the Licensed Products will be free from all viruses. Accordingly, Lucent should run its own virus-checking software on the Licensed Products before loading them. If Lucent discovers a virus on a Licensed Product as delivered by Etak that Lucent cannot remove, Etak shall make another delivery of that Licensed Product to Lucent upon Lucent's return of the first delivery. Etak agrees not to intentionally insert into the Licensed Products any malicious code, program or other internal component (e.g. computer virus, computer worm, computer time bomb, or similar component) which is designed to damage, destroy or alter software or data.

     (d) Etak agrees that Etak's pricing to Lucent will be consistent with applicable trade regulations.

     (e) This warranty shall not apply to any nonconformities arising from Lucent's modification or attempted modification of the Licensed Products. If, upon Lucent's request, Etak chooses to correct nonconformities resulting from Lucent's modification of the Licensed Products, Lucent shall be charged for and agrees to pay for custom programming at Etak's then current standard hourly rate.

     (f) This Limited Warranty is void if any nonconformity has resulted from accident, abuse, misuse, or misapplication. This Limited Warranty is for Lucent's exclusive benefit and is non-transferable, and Lucent agrees that this Limited Warranty fulfills its essential purpose.

     (g) THE EXPRESS WARRANTY PROVIDED IN SECTIONS 5.1(a) THROUGH (f) IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY ETAK. ETAK MAKES AND LUCENT RECEIVES NO OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. THE STATED EXPRESS WARRANTY IS THE EXCLUSIVE REMEDY FOR DAMAGES AND IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF ETAK. NO ORAL OR WRITTEN ADVICE OR INFORMATION PROVIDED BY ETAK OR ANY OF ITS AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS LIMITED WARRANTY, AND LUCENT IS NOT ENTITLED TO RELY ON ANY SUCH ADVICE OR INFORMATION.

     5.2  Lucent Express Warranty. Lucent represents and warrants that it
          -----------------------
possesses the financial resources, technical facilities and skill, and other requirements necessary for its timely and full performance pursuant to the terms and conditions of this Agreement, and that it is an experienced and knowledgeable user and distributor of computer software and data.

ARTICLE 6: INDEMNIFICATION

     6.1  Indemnification by Etak.
          -----------------------

          (a) Lucent shall notify Etak promptly upon learning of any threatened or asserted claim that the Licensed Products infringe any patents, copyrights, trade secrets or other intellectual property rights of any third party. Etak shall have the sole right to control the defense and negotiation of all such claims with respect to the Licensed Products as originally delivered to Lucent or as incorporated within the Derivative Products, and Lucent shall fully cooperate in Etak's defense of all such claims at Etak's expense.

          (b) Etak shall protect, defend (or in Etak's discretion, settle), indemnify and hold Lucent harmless from any and all claims, demands, liabilities, obligations, damages, suits, judgments or settlements (collectively, "Claims"), including reasonable costs and attorneys' fees, that are asserted against Lucent to the extent that such Claims are based upon a contention that the Licensed Products used within the scope of this Agreement infringe any patents, copyrights, trade secrets or other intellectual property rights of any third party created by United States federal law, the law of any of the United States, or the law of any nation that is a signatory to the Berne Convention or the General Agreement on Tariffs and Trade, provided that Lucent notified Etak in writing of such claim in sufficient time to enable Etak to fully protect its interests without prejudice.

          (c)  If, as a result of any claim of infringement described in this
Section 6.1, Etak reasonably believes that an injunction or temporary restraining order or such a claim is likely, Etak may in its sole discretion and at its expense procure the right for Lucent to continue to use said Licensed Product, or replace or modify the Licensed Product so as to make it non-infringing. If, as a result of any claim of infringement described in this
Section 6.1, a temporary restraining order or injunction is issued prohibiting Etak from licensing or sublicensing any Licensed Product, or prohibiting Lucent from using any Licensed Product, Etak may in its sole discretion and at its expense procure the right for Lucent to continue to use said Licensed Product, replace or modify the Licensed Product so as to make it non-infringing, or if the above options are not available to Etak on a commercially reasonable basis, terminate this Agreement and refund the unamortized portion of the license fees and royalties previously paid by Lucent for the use of the affected units said Licensed Product. Calculation of the unamortized portion of the license fees royalties shall be based upon five (5) years' straight line depreciation.

          (d) Etak shall not have any liability under this Article 6 to the extent that such a claim of infringement is based upon the use of the Licensed Products in combination with other products not furnished or made by Etak (other than a claim based upon the combination of the Licensed Products with operating software that Etak lists as compatible with the Licensed Products), the use of the Licensed Products in practicing any infringing process, the modification of the Licensed Products or any portion thereof by anyone other than Etak, or application or for the use Licensed Products in a manner for which they were not designed or specified by Etak.

          (e) Sections 6.1(a) through 6.1(e) state the entire and exclusive obligation of Etak to Lucent or Lucent's End User for any claim of infringement relating to the Licensed Products.

     6.2  Indemnification by Lucent. Lucent shall protect, defend, indemnify and
          -------------------------
hold Etak harmless from any and all claims, demands, liabilities, obligations, damages, suits, judgments or settlements (collectively, "Claims"), including reasonable costs and attorneys' fees, that arise from the act, neglect, omission or unperformed obligation of Lucent in the development, modification, use or distribution of the Derivative Products or Lucent Products or Lucent's breach of any provision of this Agreement.

ARTICLE 7: LIMITATION ON LIABILITY

     IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CLAIM OR LOSS INCURRED BY THE OTHER PARTY (INCLUDING WITHOUT LIMITATION COMPENSATORY, INCIDENTAL, DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, LOST PROFITS, EXPENDITURES, LOSS OF GOODWILL, OR DAMAGES RESULTING FROM LOST DATA OR INABILITY TO USE DATA) IRRESPECTIVE OF WHETHER SUCH PARTY HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLES 5 AND 6 AND 9, AND IN THE SENTENCE SET FORTH BELOW AT THE END OF THIS ARTICLE 7. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS, NOR SHALL EITHER PARTY BE LIABLE FOR ANY CLAIM OR DEMAND AGAINST THE OTHER PARTY BY ANY OTHER PERSON, ORGANIZATION OR ENTITY (EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE
6). ETAK SHALL NOT BE LIABLE TO LUCENT BECAUSE OF ANY EXPIRATION, TERMINATION OR FAILURE TO RENEW OR EXTEND THIS AGREEMENT, OR FOR FAILURE TO TIMELY DELIVER PRODUCT. IF ETAK'S LIMITED WARRANTY OR THE LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL FOR ANY REASON WHATSOEVER BE HELD UNENFORCEABLE OR INAPPLICABLE, EACH PARTY AGREES THAT THE OTHER PARTY'S LIABILITY SHALL NOT EXCEED FIFTY PERCENT (50%) OF THE ROYALTIES PAID BY LUCENT TO ETAK WITH RESPECT TO THE LICENSED PRODUCTS UNITS THAT ARE THE SUBJECT OF THE CLAIM. EXCEPTION:
THIS ARTICLE 7 SHALL NOT APPLY TO ANY CLAIM BY ETAK AGAINST LUCENT WITH RESPECT
TO: (1) VIOLATION OF ANY OF ETAK'S INTELLECTUAL PROPERTY RIGHTS; (2) VIOLATION BY LUCENT OF ARTICLES 2 OR 4 HEREOF. FURTHER, THIS ARTICLE 7 SHALL NOT BE CONSTRUED TO PRECLUDE ETAK FROM COLLECTING FEES AND ROYALTIES OWED BY LUCENT UNDER THE PROVISIONS OF THIS AGREEMENT.

ARTICLE 8: RECORDS, REPORTS AND AUDITS

     8.1  Required Records.  Lucent shall prepare and maintain at its expense
          ----------------
complete and accurate books and records documenting the provision of any Geographic Services to End Users and Lucent Customers, and any revenues of any type received or derived therefrom. The books and records prepared by Lucent shall be retained for a minimum of three (3) years from the date on which Lucent is obligated to pay such fee to Etak.

     8.2  Reports to Etak. Lucent shall, within thirty (30) days after the end
          ---------------
of each calendar month, provide Etak with a written report of Lucent activities under this Agreement. Such report shall include the number of Internet accesses of the Geographic Services occurring that month, and shall state the gross revenue received or derived by Lucent from the Products or related services. Etak shall hold such information confidential, except as needed by Etak to enforce its rights or Lucent's obligations under this Agreement.

     8.3  Audit.  During the initial term hereof, any renewal periods, and for a
          -----
period of one (1) year after expiration or termination of this Agreement, Etak shall have the right, not more

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

often than once per year, at its expense and upon reasonable notice, to examine or have examined by its authorized representative, Lucent's books and records to determine or verify Lucent's performance hereunder with respect to license and confidentiality provisions (Articles 2 and 4), the amounts of license, support and other fees due to Etak by Lucent hereunder, and the extent that such amounts have been paid, and the accuracy of any such reports furnished by Lucent to Etak. If the audit demonstrates that Lucent has paid to Etak 95% or less of the fees or royalties actually owed to Etak, then Lucent shall promptly pay the cost of such audit, in addition to the amounts actually owed. Etak shall hold confidential the information obtained from Lucent through such audit, except as needed by Etak to enforce its rights or Lucent's obligations under this Agreement. Lucent shall have the option of requiring Etak to use an outside, independent auditor, for such examination, upon written request to Etak, provided that Lucent first deposits with such outside auditor the estimated cost thereof.

ARTICLE 9: TERM AND RENEWAL

     Unless terminated earlier pursuant to any provision of Article 10, this Agreement shall commence on the date countersigned by an authorized officer of Etak after having been signed by Lucent, and shall continue in force for three
(3) years from said date. However, Lucent shall have the right to terminate this Agreement at the end of the first year or second year that this Agreement is in effect by giving written notice thereof to Etak at least ninety (90) days before the end of the first year or second year of this Agreement, respectively, provided that Lucent first pays to Etak a $25,000 termination fee in addition to all fees and royalties owed by Lucent hereunder through the date of termination. Thereafter, this Agreement shall be automatically renewed for one-year periods, unless during any such one-year period either party notifies the other party at least ten months before the expiration date of this Agreement, as it may have been extended, of that party's intention not to extend the Agreement, in which event this Agreement shall expire automatically without judicial action. Etak shall notify Lucent at least 120 days before the expiration date of this Agreement, as it may have been extended, of any proposed changes in the royalties and fees to be paid by Lucent in the renewal period. In no event shall the [**] that [**] is then [**] Internet providers who are making the [**] and offering the [**] using the same type of [**]. If the above sentence is violated, then as Lucent's SOLE REMEDY and Etak's SOLE OBLIGATION, Etak shall [**] to the [**] and the [**] by the [**] over the period during which [**] than what the [**]. This [**] but only as [**]. This [**] provision shall not apply to third party [**] settlement or litigation.

     Lucent does not have or acquire by execution of this Agreement, by performance hereunder, or otherwise, any vested right with respect to the distribution of Products or the renewal of this Agreement. If Etak continues a business relationship with Lucent after termination or nonrenewal of this Agreement, that relationship shall not be construed as a renewal of this Agreement or a waiver of termination, but such relationship shall be "at will," terminable at any time with or without cause or notice by either party, and all such transactions shall be governed by terms otherwise identical to the relevant provisions of this Agreement, unless the parties have executed a new written agreement superseding this Agreement.

ARTICLE 10: TERMINATION, EFFECTS THEREOF AND REMEDIES

     10.1 Termination Events.
          ------------------

          (a) Etak may terminate this Agreement immediately, without judicial action, and (i) with two (2) days' notice if Lucent violates any of the provisions of Articles 2 or 4; and (ii) with thirty days, notice and opportunity to cure: if Lucent commits a material breach of any other provision of this Agreement or otherwise fails materially to fulfill any of its obligations hereunder, or if Lucent neglects or fails to conduct its business in a manner that represents fairly Etak products and the good name, goodwill and reputation of Etak. In addition, Lucent shall have the right to terminate this Agreement with thirty days' notice and opportunity to cure if Etak commits a material breach of any provision of this Agreement.

          (b) Either party hereto may terminate this Agreement immediately upon written notice to the other party without opportunity for cure if such other party becomes insolvent or, whether voluntary or involuntary, if any process or proceeding of any court is instituted against such party by attachment or levy or execution, in insolvency or bankruptcy, or in receivership, or if any general assignment is made or attempted to be made for the benefit of creditors by such party. If either party ceases to conduct its business in the normal course of business, the other party may by thirty (30) days written notice terminate this Agreement.

     10.2 Survival.  Termination of this Agreement for any reason or its natural
          --------
expiration shall not relieve Lucent of its obligations to make full payment to Etak for any and all amounts that are owed by Lucent to Etak. In addition, Sections 2.5, 2.7, 2.8, 2.9, Article 4, Article 5, Article 6, Article 7, Article 8, Section 10.3, and Article 11 hereof shall survive any such termination or expiration.

     10.3 Return of Information. Promptly upon expiration or termination of this
          ---------------------
Agreement Lucent shall, at its expense, return to Etak all copies of the Products, related materials, and other materials developed by or belonging to Etak which are in possession or control of Lucent, and shall make no further use thereof in any form. Concurrently therewith, a duly authorized employee of Lucent shall certify in writing to Etak that all such materials have been returned to Etak.

ARTICLE 11: GENERAL PROVISIONS

     11.1 Definitions.  In this Agreement, the following are defined terms:
          -----------

     (a) "Licensed Products' means all software ("Software"), data ("Data"), documentation and related materials as listed on Exhibit A hereto, as amended from time to time by the mutual consent of the parties, or supplied by Etak to Lucent.

     (b)  "Products" means Licensed Products and Derivative Products.

     (c) "Lucent Products" means all new and original products independently created by Lucent without use or inclusion of any portion of a Licensed Product.

     (d) "Derivative Products" means all works created by Lucent which are based upon or incorporate all or part of one or more Licensed Products, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such Licensed Products may be recast, transformed or adapted.

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

     (e) "End User" means any third party who is granted the right to use any of the Products.

     (f) "Geographic Services" shall have the meaning set forth in section 2.4 of this Agreement.

     11.2 Final Agreement. This Agreement supersedes all prior and
          ---------------
contemporaneous agreements and understandings between the parties relating to its subject matter and is the complete and exclusive statement of the terms of their Agreement, and may be amended only by a writing so stating its purpose, and signed by both parties.

     11.3 Governing Law; Jurisdiction. This Agreement and all aspects of the
          ---------------------------
relationship between Etak and Lucent shall be governed by and construed in accordance with the internal laws of the State of California.

     11.4 Product Changes. Etak has the right to modify or discontinue any of
          ---------------
the Licensed Products at any time whatsoever, with [**] written notice to Lucent. If Etak modifies or discontinues any License Product, Etak shall [**] make any [**] with respect to Licensed Products previously delivered to Lucent.

     11.5 Arbitration. Any dispute arising out of, connected with or relating to
          -----------
this Agreement, the past, present or future relationship between Etak and Lucent, or the termination or non-renewal of this Agreement or of the relationship between Etak and Lucent, whether sounding in contract, tort or otherwise, shall be finally resolved exclusively by arbitration. Such arbitration shall be conducted by a panel of three arbitrators. To the greatest extent practicable, the arbitrators shall be appointed from a pool of arbitrators who are stated to have experience or expertise in the computer industry. The arbitration shall proceed in accordance with the then current commercial rules of the American Arbitration Association. Any award made by the arbitration panel, however constituted, shall be final, binding and conclusive on all parties for all purposes and judgment may be entered thereon by any state or federal court having jurisdiction.

     11.6 Notices. Any notice, request or demand required to be given or made
          -------
hereunder in writing, and may be delivered in person, by certified or registered mail, postage prepaid, or by facsimile confirmed by overnight courier. All notices shall be addressed to the party and address set forth at the end of this Agreement, unless and until a party provides written notice of a new address for receipt of notice. All notices shall be deemed received when (i) received; or
(ii) when delivery is first attempted by the carrier at the address of record, whichever comes first. A copy of all notices to Etak shall also be sent to Etak Contract Administration

     11.7 Severability.  If any provision of this Agreement or the application
          ------------
thereof to any party or circumstance shall to any extent be invalid or unenforceable in any jurisdiction, that provision shall be severed from this Agreement as to such jurisdiction (but, to the extent permit by law, not elsewhere), and shall not affect the remainder hereof.

     11.8 No Waiver. No waiver of any obligation or right of either party shall
          ---------
be effective unless in writing, executed by the party against whom it is being enforced. Any such waiver shall not preclude a party from exercising any other right or later exercising the same right.

    11.9  Attorney Fees.  If either party defaults in the performance of its
          -------------
material obligations under this Agreement, such party shall pay to the other party all reasonable costs and expenses incurred by such other party in enforcing its rights under this Agreement, including without limitation, costs and attorneys' fees.

    11.10 Assignment.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the parties hereto and their respective successors, legal representatives and permitted assigns, except that Lucent shall not assign or transfer this Agreement or any part hereof without Etak's prior written consent, which consent shall not be unreasonably withheld. This restriction on assignments or transfers shall apply to assignments or transfers by operation of law, as well as by contract, merger or consolidation. Any attempted assignment or transfer in derogation of this prohibition is void.

    11.11 Force Majeure.  Neither party shall be liable for non-performance or
          -------------
delays in performance hereunder if caused by factors beyond its reasonable control; provided, however, that Lucent shall be liable regardless of the circumstances if Lucent is overdue by more than two (2) weeks in making payments to Etak.

    11.12 Compliance with Laws.  Lucent acknowledges and understands that the
          --------------------
Products may be subject to restrictions on exportation and re-exportation pursuant to the United States Export Administration Regulations, 15 CFR Parts 368-399. Prior to export of any Product, Lucent will be familiar with the requirements of the Export Administration Regulations and will comply strictly with those requirements in all transactions involving any Products supplied by Etak hereunder. Lucent shall comply with all applicable laws and regulations, and maintain all required licenses and permits.

    11.13 Government Right.  If any Product is used in any fashion, directly or
          ----------------
indirectly, in connection with foreign or domestic government contracting or subcontracting, including without limitation, Lucent's performance of any government contracts or subcontracts, then Lucent shall ensure that the government entity receives nothing more than limited license rights to use the Products pursuant to a sublicense agreement equivalent to that allowed under section 2.4 and Exhibit B of this Agreement. Lucent shall inform any government entity or prime contractor with which it is contracting exactly how it intends to use the Products in connection with its government contracts, that such Products are proprietary to Etak and that Licensee has no right to grant to the government entity or prime contractor any rights in the Products. The software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (Oct. 1995) consisting of "commercial computer software" and "commercial computer documentation," as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4
(June 1995), all U.S. Governmental End Users acquire the software with only those license rights set forth herein. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that these Products are trade secret and proprietary commercial products and not subject to disclosure. The Products are copyright (c) 1984-1996 by Etak, Inc. UNPUBLISHED. ALL RIGHTS RESERVED UNDER THE COPYRIGHT LAWS OF THE UNITED STATES.

    11.14 No Joint Relationship. Lucent and Etak are independent contractors and
          ---------------------
neither has nor shall have any power, nor will either represent that either has any power to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. This Agreement shall not be construed as constituting Lucent and Etak as employees, agents, partners, joint venturers, franchisors or franchisees, to create any other form of legal association or arrangement which might impose liability upon Etak or Lucent for any act or failure to act of the other.

IN WITNESS WHEREOF, the parties hereto have executed and entered into this Agreement as of the date indicated below on which it is countersigned by an authorized officer of Etak after having been signed by Lucent.


LUCENT TECHNOLOGIES INC.                   ETAK, INC.
A Delaware corporation                     a California corporation

600 Mountain Avenue                        1430 O'Brien Drive
Room 2A-536                                Menlo Park, CA  94025
Murray Hill, NJ  07974                     (415) 328-3825
(908) 582-5590

By: /s/ Stephen J. Socolof               By: /s/ Steven T. Dodds
   ------------------------------------     -----------------------------------
Name: Stephen J. Socolof                 Name: Steven T. Dodds
      ---------------------------------        --------------------------------
Title: Strategy & Business Development   Title: VP of Product Marketing & Sales
      ---------------------------------        --------------------------------
Date:  11-21-96                          Date:  November 25, 1996
      ---------------------------------        --------------------------------

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                   EXHIBIT A

A.   LICENSED PRODUCTS:
     -----------------

Upon final execution of this Agreement by the parties, Etak agrees to deliver to Lucent the following Licensed Products at no charge:

[ ]  RELEASED
     *Software
       -  MapDraw Library
       -  MapRetrieve Library
       -  Etak GeoCode Library
       -  GeoRetrieve Library
       -  GeoCoder Workstation for Windows (qty. 3)
     *Data
       -  US Database/MapAccess Format
       -  EtakMap USA
       -  Business Listings in Etak standard released format

[ ]  UNRELEASED
     *Software
       -  [**]
       -  [**]
       -  [**]
       -  [**]
       -  [**]
     *Data
       - [**] (as release during the first 18 months of the term of this Agreement)
       -  [**] Format

Etak agrees to provide each calendar quarter those updates to the above released items that are generally released by Etak.

B.   FEES AND ROYALTIES:
     ------------------

(1)  Maps On Us WWW Site

     Lucent shall pay Etak the greater of (a) or (b) below in this section B.(1)

     (a) Lucent shall pay to Etak in each year that this Agreement is in effect, a minimum annual guaranteed royalty of [**], payable in installments in the following manner: [**] shall be paid within thirty (30) days of the commencement of each annual period, then [**] shall be paid three months after such commencement. The minimum annual guaranteed royalty shall be payable regardless of the actual Gross Revenues of Maps On US. For purposes of royalty calculation, the first annual period shall commence on the earlier of (i) the date that Lucent first offers to any Lucent customer one or more of the services described in this Agreement, or (ii) December 15, 1996.

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

     (b)  Maps on Us WW Site Royalty Rate (Percent of Maps On Us Gross Revenues)

Level 1 Etak Map Premium Databases with available one ways     [**]
In year one of this Agreement:                                 [**]
Level 2 Above including Imputed Turn Restrictions and                       [**]
 Highway Netfiles
Level 3 Above including full Turn By Turn attributes                        [**]
After year one of this Agreement:

     The percentage Royalty Rate shall be based on a weighted formula, calculated as follows:

     Etak will report at the beginning of each calendar quarter the percentage of the Untied States population that is covered by Etak Level 2 databases and that has been shipped to Lucent over the term of this Agreement (EL2), and the percentage of the United States population that is covered by Etak Level 3 databases and that has been shipped to Lucent over the term of this Agreement
(EL3).

     Divide [**]

     Divide [**]

     Multiply [**]

     Multiply [**]

     Divide [**] = the percentage Royalty Base.

Example: If Etak Level 2 databases cover [**] of the population, while Etak Level 3 databases cover [**] of the population, the formula would operate as follows:

     [**] divided by [**]

     [**] divided by [**]

     Multiply [**] by [**]

     Multiply [**] by [**]

     Add [**] and [**]

Through payment of the [**] minimum annual guaranteed royalty set forth above in B(1)(a), Lucent will have in effect prepaid royalties for that year up to [**] for the Maps On Us WWW Site. Thus, Lucent shall not be required to actually pay the royalty amounts set forth above in this section B(1)(b) until the accrued royalties owed Etak for that year exceed [**], at which point Lucent shall commence paying to Etak the above royalties.

After Lucent has paid to Etak royalties equal to [**] (including the minimal annual guaranteed royalty paid by Lucent) in any given annual period that this Agreement is in effect, the Royalty Rate for the remainder of that same annual period as set forth above in this

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

subsection B(1)(b) of this Exhibit A shall decrease to [**] of the percentages set forth above for Level 1, Level 2, and Level 3. However, at the start of the next annual period the Royalty Rate shall increase to the figures set for Level 1, Level 2, and Level 3.

Optional Additional Fees (applicable if Etak provides the following updates to Lucent)
Updates to Business Listings              [**] per update
     Etak's goal is to update Business Listings once per quarter.

     If Lucent is paying Etak the minimum annual license fees and royalties due under this section 1, then Lucent is permitted to offer the following additional two classes of services:

(2)  "Maps On Us" Internet Service
     -----------------------------

     Lucent shall pay Etak the greater of (a) or (b) below in this section B.(2)

     (a) Lucent shall pay to Etak in each year that this Agreement is in effect, a minimum annual guaranteed royalty of [**] per Lucent Customer without Business Listings, and [**] per Lucent Customer with Business Listings, payable within thirty (30) days of the commencement of each annual period. The minimum annual guaranteed royalty shall be payable regardless of the actual Gross Revenues of Lucent.

     (b)  Royalty Rate (Percent of Maps On Us Gross Revenues)


Level 1 EtakMap Premium databases with available one ways             [**]
In year one of this Agreement:
Level 2 Above including Imputed Turn Restrictions and                 [**]
 Highway Netfiles
Level 3 Above including full Turn By Turn attributes                  [**]
After year one of this Agreement:

     The percentage Royalty Rate shall be based on a weighted formula, calculated as follows:

     Etak will report at the beginning of each calendar quarter the percentage of the United States population that is covered by Etak Level 2 databases and that has been shipped to Lucent over the term of this Agreement (EL2), and the percentage of the United States population that is covered by Etak Level 3 databases and that has been shipped to Lucent over the term of this Agreement
(EL3).

     Divide [**]

     Divide [**]

     Multiply [**]

     Multiply [**]

     Add [**] = the percentage Royalty Rate.

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

Through payment of the [**], as the case may be, per Customer minimum annual guaranteed royalty set forth above in B(2)(a), Lucent will have in effect prepaid royalties for that year up to [**], as the case may be, per Customer for the Maps On Us Internet Service. Thus, Lucent shall not be required to actually pay the royalty amounts set forth in this section B(2)(b) until the accrued royalties owed Etak with respect to that Customer for that year exceed [**], as the case may be, at which point Lucent shall commence paying to Etak the above royalties for that Customer.

There are no additional discounts which apply to the Maps On Us Internet Service royalty calculation.

(3)  "Maps On Us" Intranet Service

     (a) Lucent shall pay to Etak in each year that this Agreement is in effect, a minimum annual guaranteed royalty of [**] per Lucent Customer without Business Listings, and [**] per Lucent Customer with Business Listings, payable within thirty (30) days of the commencement of each annual period. The minimum annual guaranteed royalty shall be payable regardless of the actual Gross Geographic Service Revenues of Lucent.

     (b) Lucent shall pay to Etak the following royalty per "hit", based on the number of hits per month and the Level of service provided.

Number of Hits Per Month
         less than 25k         25-100k     greater than 100k
Level 1  [**]                     [**]     [**]

     In year one of this Agreement:

Level 2                                 [**]        [**]        [**]
Level 3                                 [**]        [**]        [**]

     After year one of this Agreement:

     The per hit Royalty shall be based on a weighted formula, calculated as follows:

     Etak will report at the beginning of each calendar quarter the percentage of the United States population that is covered by Etak Level 2 databases and that has been shipped to Lucent over the term of this Agreement (EL2), and the percentage of the United States population that is covered by Etak Level 3 databases and that has been shipped to Lucent over the term of this Agreement
(EL3).

     Divide [**]

     Divide [**]

     Multiply [**] from the table below = [**]

     Multiply [**] from the table below = [**]

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.


     Number of Hits Per Month
                            less than 25k        25-100k     greater than 100k
                            FACTOR (f2 or f3)
Level 2                     [**]                    [**]     [**]
Level 3                     [**]                    [**]     [**]

     Add [**] = the percentage Royalty Rate.

Levels of Service are defined as follows:


Level 1 EtakMap Premium Databases with available one ways
Level 2 Above including Imputed Turn Restrictions and Highways Netfiles Level 3 Above including full Turn by Turn attributes

For purposes of this section B.3. of this Exhibit A, a "hit" means each access to a Map Image by any End User or Customer.

Through payment of the [**], as the case may be, per Customer minimum annual guaranteed royalty set forth above in B(3)(a), Lucent will have in effect prepaid royalties for that year up to [**], as the case may be, per Customer for the Maps On Us Intranet Service. Thus, Lucent shall not be required to actually pay the royalty amounts set forth above in this section B(3)(b) until the accrued royalties owed Etak with respect to that Customer for that year exceed [**], as the case may be, at which point Lucent shall commence paying to Etak the above royalties for that Customer.

                                      ---

For purposes of this Exhibit A, sections B.1. and B.2., "Gross Revenues" shall include any consideration in any form received by Lucent or any affiliate of Lucent with respect to any Web Site that includes or uses any Etak Licensed Products or any portion thereof in any form.

For purposes of this Exhibit A, section B.3., "Gross Geographic Services Revenues" shall include any consideration in any form received by Lucent or any affiliate of Lucent with respect to the Geographic Services portion of any Web Site that includes or uses any Etak Licensed Product or any portion thereof in any form.

Under this Exhibit A, the Royalty shall both be accrued and paid on a monthly basis at the same time that the report is due in accordance with section 8.2 of the Agreement.

                                   EXHIBIT B

                           END USER INTERNET LICENSE
            IMPORTANT-READ CAREFULLY BEFORE ACCESSING THIS WEB SITE.
            --------------------------------------------------------
             BY ACCESSING THIS WEB SITE YOU ACCEPT THIS AGREEMENT.
             -----------------------------------------------------

THIS IS A LEGAL AGREEMENT BETWEEN YOU, THE END USER, AND LUCENT. BY ACCESSING THIS WEB SITE, YOU ARE AGREEING TO BE BOUND BY THE TERMS OF THIS AGREEMENT. IF YOU DO NOT AGREE WITH THESE TERMS, DO NOT ACCESS THIS WEB SITE.

1.   GRANT OF LICENSE. Lucent is an authorized sublicensor of products owned and
     ----------------
created by Lucent's licensor. Lucent grants you a non-transferable, non-exclusive license to use the map-images contained on this web site (the "Products"), solely for internal use by your business or for your own personal use, only with one central processing unit at any one time. You may not copy, reverse engineer, translate, port, modify or make derivative works of the Products. You may not rent, disclose, publish, sell, assign, lease, sublicense, market, or transfer the Products or use them in any manner not expressly authorized by this Agreement. You shall not derive or attempt to derive the source code, source file or structure of all or any portion of the Products by reverse engineering, disassembly, decompilation or other means. You shall not use the Products to operate a service bureau or for any other uses involving the processing of data of other persons or entities. You do not receive any, and Lucent's licensor retains all, ownership rights in the Products. The Products are copyrighted and may not be copied, even if modified or merged with other Products. You shall not alter or remove any copyright notice or proprietary legend contained in or on the Products.

2.   LIMITED WARRANTY AND LIABILITY.  The Products are provided to you on an "AS
     ------------------------------
IS" and "WITH ALL FAULTS" basis. You assume the entire risk of loss in using the Products. The Products are complex and may contain some nonconformities, defects or errors. Lucent does not warrant that the Products will meet your needs or expectations, that operations of the Products will be error free or uninterrupted, or that all nonconformities can or will be corrected. Routes and road conditions may change and may not be accurately reflected in all cases. Please pay attention at all times to road conditions, routes, and street signs and other posted directional information. This Limited Warranty is non-transferable.

THE EXPRESS WARRANTY IN THIS SECTION 2 IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY LUCENT. LUCENT MAKES AND USER RECEIVES NO OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTIBILITY, TITLE, AND FITNESS FOR ANY PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. THE STATED EXPRESS WARRANTY IS THE EXCLUSIVE REMEDY FOR DAMAGES AND IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LUCENT.

IN NO EVENT SHALL LUCENT BE LIABLE FOR ANY DAMAGES, CLAIM OR LOSS INCURRED BY USER (INCLUDING WITHOUT LIMITATION COMPENSATORY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, LOST PROFITS, LOST SALES OR BUSINESS, EXPENDITURES,

INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH ANY BUSINESS, LOSS OF ANY GOODWILL, OR DAMAGES RESULTING FROM LOST DATA OR INABILITY TO USE DATA) IRRESPECTIVE OF WHETHER LUCENT HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS. IF LUCENT'S LIMITED WARRANTY OR LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL FOR ANY REASON WHATSOEVER BE HELD UNENFORCEABLE OR INAPPLICABLE, USER AGREES THAT LUCENT'S LIABILITY SHALL NOT EXCEED $100.00. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES OR THE LIMITATION OF DURATION OF AN IMPLIED WARRANTY, SO THE LIMITATION OR EXCLUSION HEREIN MAY NOT APPLY TO YOU. THIS WARRANTY SHALL NOT BE APPLICABLE TO THE EXTENT THAT ANY PROVISION OF THIS WARRANTY IS PROHIBITED BY ANY FEDERAL, STATE OR LOCAL LAW WHICH CANNOT BE PREEMPTED. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

3.   MISCELLANEOUS.  This is the exclusive Agreement between Lucent and you
     -------------
regarding its subject matter. You may not assign any part of this Agreement without Lucent's prior written consent. This Agreement shall be governed by the internal laws of California. You shall pay any taxes on the Products or transactions, except for those based on Lucent's annual net income. If any provision of this Agreement is declared invalid or unenforceable, the remaining provisions of this Agreement shall remain in effect. Any notice under this Agreement shall be delivered by U.S. certified mail, return receipt requested, or by overnight courier to Lucent at the address below. Lucent's licensor shall be a third party beneficiary of Lucent's rights under this Agreement, but is not a party hereto and shall have no obligation hereunder.

                          COMMERCIAL COMPUTER SOFTWARE

The software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (Oct. 1995) consisting of "commercial computer software" and "commercial computer documentation," as such terms are used in 48 C.F.R. 12.212 (Sept.
1995).  Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through
227.7202-4 (June 1995), all U.S. Governmental End Users acquire the software with only those license rights set forth herein. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that these Products are trade secret and proprietary commercial products and not subject to disclosure. The Products are copyright (C) 1984-1996 by Etak, Inc. UNPUBLISHED. ALL RIGHTS RESERVED UNDER THE COPYRIGHT LAWS OF THE UNITED STATES.

                                   EXHIBIT C
            STANDARD LUCENT EMPLOYEE INTELLECTUAL PROPERTY AGREEMENT

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

March 21, 1997

Lucent Technologies, Inc.
Room 2C-220
600 Mountain Ave
Murray Hill, NJ  07974

     Re: Amendment ("the Amendment") to Internet Provider Agreement NO. 96-007 between Lucent Technologies ("Provider") and Etak, Inc. ("Etak") dated November 25, 1996 (the "Agreement").

Provider hereby authorizes Etak to market, distribute and sublicense directly and through Etak's channels of distribution the Maps On Us Service and Maps On Us Products and other services that the parties agree to. For those services that are actually fulfilled by Provider (rather than by Etak or another party), Etak shall pay to Provider the greater of: (a) [**] the royalties that Etak collects for said services, or (b) [**] of the then current Provider list price for said services.

Notwithstanding the above, for current customers and prospective customers to whom Etak has issued a quote as of the date of this Amendment, for which Etak fulfills services using the Provider services, Etak shall pay Provider [**] the royalties that Etak collects for said services.

The royalties payable by Provider to Etak as described in the Exhibit A of the Agreement, shall be [**] for the subcontracted services (Maps On Us Service, Maps On Us Products and other services that the parties agree to) that are fulfilled by Provider under this Amendment.

This is a non-exclusive sub-contracting relationship. Either party may terminate this sub contracting relationship with 120 days written notice, without affecting the Agreement.

For each such service set forth above, Provider shall deliver to Etak an accurate monthly report showing the number of hits that the service for each particular Etak End User has generated, and based on that report Etak shall make payment to Provider of applicable royalties within thirty (30) days of Etak's receipt of that report.

This Amendment shall be conterminous with Agreement.


Accepted:
LUCENT TECHNOLOGIES INC.                ETAK, INC.
By: /s/ Narain Gehani                   By: /s/ Steven T. Dodds
   -------------------------------         -------------------------------
Name: Narain Gehani                     Name:  Steven T. Dodds
     -----------------------------         -------------------------------
Title: President, Maps On Us            Title:
        Lucent Technologies                   ----------------------------
      ----------------------------
Date:  3/22/97                          Date:  March 22, 1997
      ----------------------------            ----------------------------

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                  AMENDMENT #2 TO INTERNET PROVIDER AGREEMENT

                BETWEEN ETAK, INC. AND LUCENT TECHNOLOGIES INC.

This Amendment #2 (the "Amendment #2") to the Internet Provider Agreement between Etak, Inc. ("Etak") and Lucent Technologies Inc. ("Provider") entered into on November 22, 1996 (the "Agreement") is entered into as of March 31, 1997. Except as expressly amended herein, the Agreement shall remain in full effect in accordance with its terms.

A.   Etak's Internet Geocoding Server
     --------------------------------

     Provider wishes to obtain, and Etak agrees to provide, Etak's Internet Geocoding Server (Formerly called E-Map Locate) (the "Geocoder") in conjunction with the Maps On Us Web Site, the Maps On Us Internet Service, and the Maps on Us Intranet Service. The purpose of this Amendment #2 is to set forth the specific terms and conditions that apply to the Geocoder.

     1.   License for the Geocoder.  Etak hereby agrees to grant a license to
          ------------------------
Provider to use the Geocoder solely in conjunction with the Maps On Us Web Site, the Maps On Us Internet Service, and the Maps On Us Intranet Service under the license restrictions and pursuant to the terms and conditions set forth in the Agreement.

     2.   Term.  The license for the Geocoder shall commence on the date
          ----
countersigned by an authorized officer of Etak after having been signed by Lucent (the "Geocoder Commencement Date"), and shall continue in force for one
(1) year. Thereafter, this Agreement shall be automatically renewed for one (1) year terms unless either party terminates the license for use of the Geocoder for the next year with ninety (90) days written notice prior to the end of the anniversary date of this Amendment #2.

     3.   License Fee.  Provider agrees to pay to Etak a annual license free of
          -----------
[**] (the "Geocoder Annual License Fee"), payable within thirty (30) days of execution of this Amendment #2. Subsequent Geocoder Annual License Fees shall be due on the anniversary of the execution of this Amendment #2. The Geocoder Annual License Fee for any year in which the term of the Agreement shall expire prior to twelve (12) months from the Geocoder Commencement Date shall be prorated accordingly.

IN WITNESS WHEREOF, the parties hereto have executed and entered into this Amendment #2 as of March 31, 1997, provided it has been countersigned by an authorized officer of Etak after having been signed by Provider.

LUCENT TECHNOLOGIES INC.           ETAK, INC.
a Delaware corporation             a California corporation

Room 2C-220                        1430 O'Brien Drive
600 Mountain Avenue                Menlo Park, California  94025
Murray Hill, NJ  07974             (415) 328-3825
(908) 582-4432

By: /s/ Narain H. Gehani           By: /s/ Stephen T. Dodds
   ----------------------------       --------------------------------------
Name:   Narain H. Gehani           Name:   Stephen T. Dodds
      -------------------------          -----------------------------------
Title:  President, Maps On Us      Title:  VP of Product Marketing and Sales
      -------------------------          -----------------------------------
                                   Date:   May 16, 1997
                                         -----------------------------------

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

               AMENDMENT #3 TO ETAK INTERNET PROVIDER AGREEMENT

                                  NO IP-96-007

This is the third Amendment ("Amendment #3") to the Agreement (the "Agreement") between Lucent Technologies Inc. ("Provider") and Etak, Inc. ("Etak"), (collectively, the "parties") entered into as of November 25, 1996.

WHEREAS the parties have entered into the Agreement for the licensing of Etak software and data, and

WHEREAS the parties now wish to amend said Agreement,

Now, therefore, in consideration of the mutual undertakings and agreements hereinafter set forth the parties agree to amend the Agreement as follows:

     1. Beginning with the second annual period commencing on December 15, 1997, through payment of the [**] minimum annual guaranteed royalty set forth in Exhibit A, Section B, sub-section 1(a), Provider will have, in effect, prepaid royalties for that year up to [**] for the Maps On Us WWW site and the Maps on Us Internet Service. Thus, except for the revised minimum annual guaranteed royalty of [**] per Lucent Customer with Business Listings as set forth in paragraph 2 below, Provider shall not be required to actually pay the royalty amounts set forth in Section B(1)(b) or Section B(2)(b) until the accrued royalties owed Etak for that year exceed [**], at which point Provider shall commence paying to Etak the applicable royalties.

     2. Beginning on June 1, 1997, the minimum annual guaranteed royalties set forth in Exhibit A, Section B, sub-section 2(a) shall be [**] for Lucent Customers without Business Listings; Lucent shall pay to Etak in each year that this Agreement is in effect, a minimum annual guaranteed royalty of [**] per Lucent Customer with Business Listings, payable within thirty (30) days of the commencement period. This minimum annual guaranteed royalty shall be payable regardless of the actual Gross Revenues of Lucent and shall not be applied to the minimum annual guaranteed royalty set forth in Exhibit A, Section B, sub-section 1(a) of the Agreement.

          Through payment of the minimum annual guaranteed royalty of [**] per Lucent Customer with Business Listings, Lucent will have in effect prepaid royalties for that year up to [**] per Customer with Business Listings for the Maps On Us Internet Service. Thus, Lucent shall not be required to actually pay the royalty amounts set forth above in this section B(2)(b) until the accrued royalties owed Etak with respect to that Customer for that year exceed [**], at which point Lucent shall commence paying to Etak the above royalties for that Customer.

     3. Lucent shall report all royalties due Etak per Section 8 and Exhibit A, Section B as contracted. Lucent shall pay all royalties due Etak per Section 8 and Exhibit A,

          Section B within thirty (30) days of collection of payment by Lucent or within sixty (60) days of report to Etak, whichever comes first.

Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of conflict in terms, this Amendment shall take precedence over the Agreement.

     THIS AMENDMENT SHALL BECOME EFFECTIVE UPON EXECUTION BY AN OFFICER OF ETAK.


LUCENT TECHNOLOGIES INC.             ETAK, INC.
By: /s/ Stephen M. Clemente          By: /s/ Joseph W. Petrucci
    ------------------------------       -------------------------------------
Name:   Stephen M. Clemente          Name:   Joseph W. Petrucci
      ----------------------------         -----------------------------------
Title:  CEO Maps On Us               Title:  Vice President, Sales & Marketing
      ----------------------------         -----------------------------------
Date:   March 10, 1998               Date:   March 16, 1998
      ----------------------------         -----------------------------------

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

               AMENDMENT #4 TO ETAK INTERNET PROVIDER AGREEMENT
                                 NO. IP-96-007

This is the fourth Amendment ("Amendment #4") to the Internet Provider Agreement (the "Agreement") between Lucent Technologies Inc. ("Customer") and Etak, Inc. ("Etak"), (collectively, the "parties") entered into as of November 25, 1996.

WHEREAS, the parties have entered into the Agreement for the licensing of Etak software and data, and

WHEREAS, the parties now wish to amend said Agreement,

Now, therefore, in consideration of the mutual undertakings and agreements hereinafter set forth, the parties agree to amend the Agreement as follows:

Pursuant to Section 11.4 of the Agreement, Etak hereby provides Customer with written notice that the Business Listings and all updates to the Business Listings as set forth on Exhibit A, Section A of the Agreement shall be discontinued on June 15, 1998. In consideration of the discontinuance of the Business Listings as set forth in Exhibit A, Section A of the Agreement, Etak agrees to reduce the minimum annual guaranteed royalty set forth in Exhibit A, Section B of the Agreement by [**] for each month remaining the second year (12/15/97-12/15/98) of the Agreement in which Customer is no longer using the Business Listings as provided prior to June 15, 1998 and thereafter by [**] for each such month remaining in the third year (12/15/98-12/15/99) of the Agreement following: 1) written notification by Customer to Etak that Customer is no longer using the Business Listings; 2) return to Etak of all Business Listings and all Derivative Products that include Business Listings and 3) certification by a duly authorized employee of Customer that all such materials have been returned to Etak.

The parties agree to amend Article 11.4 Product Changes of the Agreement by adding the following sentence at the end of the existing paragraph: "Except with respect to the Business Listings, the parties agree that Etak's right to modify or discontinue any Licensed Product is applicable only to modifications or discontinuances of the Licensed Products to Etak's customers as a whole due to changes in the provision by Etak of such Licensed Products."

Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of conflict in terms, this Amendment shall take precedence over the Agreement.

LUCENT TECHNOLOGIES INC.                    ETAK, INC.
a Delaware corporation                      a California corporation
600 Mountain Avenue                         1430 O'Brien Drive
Murray Hill, NJ  07974                      Menlo Park, CA  94025
908/582-5590                                650/328-3825

By: /s/ Stephen M. Clemente                 By: /s/ Joseph W. Petrucci
    ------------------------------              -----------------------------
Name:   Stephen M. Clemente                 Name:   Joseph W. Petrucci
      ----------------------------                ---------------------------
Title:  CEO Maps On Us                      Title:  VP Sales & Marketing B&P
      ----------------------------                ---------------------------
Date:   May 13, 1998                        Date:   May 13, 1998
      ----------------------------                ---------------------------

                     AGREEMENT OF ASSIGNMENT AND ASSUMPTION

     WHEREAS, for good and sufficient consideration Lucent Technologies Inc., a Delaware corporation ("Transferor"), has agreed in principle to assign and
                       ----------
transfer to Switchboard Incorporated, a Delaware corporation ("Transferee"), all
                                                               ----------
of Transferor's right, title, and interest in and to substantially all the assets of its Maps on Us business (the "Assigned Assets"), including rights and
                                        ---------------
privileges under certain contracts and agreements assigned to Transferee; and

     WHEREAS, in consideration of Transferor's assignment and transfer of the Assigned Assets, Transferee has, among other things, agreed to assume certain liabilities and obligations of Transferor from and after the Closing Date (as defined below), including obligations and liabilities under certain contracts and agreements assigned to Transferee; and

     WHEREAS, that certain Etak Internet Provider Agreement (Agreement No. IP-96-007), as amended (the "Assigned Contract") between Transferor and Etak, Inc.
                          -----------------
(the "Obligee") is one of the contracts and agreements to be assigned to Transferor, and therefore all rights and privileges of Transferor under the Assigned Contract are to be assigned to Transferee and all liabilities, duties, and obligations of Transferor under the Assigned Contract are to be assumed by Transferee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and representations set forth below, the parties to this Agreement of Assignment and Assumption (this "Agreement") hereby agree as follows:
                      ---------

     1.   Assignment of Assigned Contract at Closing Date.  Transferor and
          -----------------------------------------------
Transferee hereby notify Obligee of the assignment by Transferor to Transferee of the Assigned Contract, effective as of consummation of the transfer of the Assigned Assets, which consummation shall occur on such date as may be determined by Transferor and Transferee (the "Closing Date"). The Closing Date shall be deemed the effective date hereof. Promptly after the Closing Date,
                                                               ------------
Transferor and Transferee will complete the Notice appended at the end hereof and transmit executed counterparts hereof to Obligee.

     2.   Assumption of Obligations and Liabilities by Transferee.  Transferee
          -------------------------------------------------------
hereby assumes and agrees with Obligee and Transferor fully and faithfully to discharge and perform all liabilities and obligations of Transferor under the Assigned Contract from and after the Closing Date.

     3.   Approval of Assignment, Assumption and Guarantee.  Obligee hereby
          ------------------------------------------------
approves, consents to, and accepts (a) the assignment by Transferor to Transferee, effective as of the Closing Date of the Assigned Contract and all rights and privileges of Transferor thereunder, and (b) the assumption by Transferee, effective as of the Closing Date, of all liabilities and obligations of Transferor under the Assigned Contract.

     4.  Modifications to Agreement.  After the Closing Date, Obligee and
         --------------------------
Transferee hereby agrees to work together in good faith to reach mutually acceptance terms regarding modifications to the Agreement including the provision of ABI data and related changes to financial terms, as are mutually agreed upon by Obligee and Transferee.

     IN WITNESS WHEREOF, the undersigned have executed this in multiple counterparts upon the dates indicated below by their duly authorized representatives, effective for all purposes as of the Closing Date.

TRANSFEROR

Lucent Technologies
-------------------

By: /s/ Stephen M. Clemente
   -------------------------------
Name:   Stephen M. Clemente
      ----------------------------
Title:  CEO Maps On Us
      ----------------------------
Date:   May 13, 1998
      ----------------------------

OBLIGEE
-------

Etak, Inc.

By: /s/ Joseph W. Petrucci
   -------------------------------
Name:   Joseph W. Petrucci
      ----------------------------
Title:  VP Sales & Marketing B&P
      ----------------------------
Date:   May 13, 1998
      ----------------------------

TRANSFEREE
----------

Switchboard Incorporated

By: /s/ Dean Polnerow
   -------------------------------
Name:   Dean Polnerow
      ----------------------------
Title:  President
      ----------------------------
Date:   May 13, 1998
      ----------------------------

                                     NOTICE
                                     ------

The Closing Date, as defined in paragraph 1 of this Agreement, was May 13, 1998.

TRANSFEROR

Lucent Technologies
-------------------

By: /s/ Stephen M. Clemente
   -------------------------------
Name:   Stephen M. Clemente
      ----------------------------
Title:  CEO Maps On Us
      ----------------------------
Date:   May 13, 1998
      ----------------------------

TRANSFEREE
----------

Switchboard Incorporated

By: /s/ Dean Polnerow
   -------------------------------
Name:   Dean Polnerow
      ----------------------------
Title:  President
      ----------------------------
Date:   May 13, 1998
      ----------------------------